Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated August 16, 2017
(to Prospectus dated June 14, 2017,
as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$50,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

This prospectus supplement amends, supplements or modifies the prospectus supplement dated July 13, 2017, or the “Second Prospectus Supplement,” the prospectus supplement dated June 28, 2017, or the “First Prospectus Supplement,” and the accompanying prospectus thereto dated June 14, 2017, or the “Base Prospectus”. The Base Prospectus, the First Prospectus Supplement, the Second Prospectus Supplement and this prospectus supplement are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $50,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with FBR Capital Markets & Co., or the “Sales Agreement.” This prospectus supplement provides certain updated financial information as of June 30, 2017 and certain additional information about the Company.

 Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-8 of this prospectus supplement, page S-20 of the First Prospectus Supplement and page 17 of the Base Prospectus.

 The terms “we,” “us,” “our” and the “Company” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

RECENT DEVELOPMENTS

Net Asset Value

The unaudited net asset value, or “NAV,” per share of our common stock as of June 30, 2017 (the last date prior to the date of this prospectus supplement as of which we determined our NAV) was $17.53. Management’s unaudited estimate of the range of our NAV per share of our common stock as of July 31, 2017 was between $17.55 and $17.65.

Distributions

On July 3, 2017, we declared three monthly distributions of $0.161459 on shares of each of the 7.75% Series A Term Preferred Stock due 2022 and the Series B Term Preferred Stock, together, the “Preferred Stock.” The first of such distributions was paid on July 31, 2017 to holders of record as of July 13, 2017. The remaining two distributions are expected to be paid on August 31, 2017 and September 29, 2017 to holders of record as of August 11, 2017 and September 12, 2017, respectively.

On August 15, 2017, we declared a special distribution of $0.45 per share of common stock, payable on September 8, 2017 to stockholders of record as of August 25, 2017.

Offerings

Through August 15, 2017, we have sold 50,005 shares of our common stock and 27,584 shares of our Series B Term Preferred Stock pursuant to the “at-the-market” offering for total net proceeds to us of approximately $1.7 million after deducting the placement agent’s commission and offering expenses payable by us.

On August 8, 2017, we completed an offering of $27,500,000 aggregate principal amount of our 6.75% notes due 2027, or the “2027 Notes,” which resulted in net proceeds to us of approximately $26.4 million after payment of underwriting discounts and commissions and estimated offering expenses payable by us. The underwriters fully exercised their option to purchase an additional $4,125,000 aggregate principal amount of the 2027 Notes to cover overallotments on August 14, 2017, which transaction is expected to close on August 17, 2017 and result in net proceeds to us of approximately $4.0 million after the payment of underwriting discounts and commissions. The 2027 Notes will mature on September 30, 2027, and 100% of the aggregate principal amount will be paid at maturity (unless the 2027 Notes are earlier redeemed as described below). The 2027 Notes may be redeemed in whole or in part at any time or from time to time on or after September 30, 2020 at our option, upon not less than 30-days’ nor more than 60-days’ written notice. The interest rate of the 2027 Notes is 6.75% per year, and interest payments are made every March 31, June 30, September 30 and December 31, commencing on October 2, 2017 (the first business day after September 30, 2017). The 2027 Notes have the same ranking, covenants and other terms as our 2020 Notes.

Subsidiary Formation

In July 2017, we formed a new subsidiary, Eagle Point Credit Company Sub II (Cayman) Ltd., or “Cayman II Subsidiary,” which we use to access certain investments. Similar to our other subsidiaries, Cayman II Subsidiary is advised by Eagle Point Credit Management LLC, or the “Adviser,” pursuant to the amended and restated investment advisory agreement between us and the Adviser, or the “Investment Advisory Agreement.” See “Prospectus Supplement Summary–Our Structure” in the First Prospectus Supplement for a description of our other subsidiaries. The following chart reflects our organizational structure and our relationship with the Adviser and Eagle Point Administration LLC, or the “Administrator,” as of the date of this prospectus supplement:

PROSPECTUS SUPPLEMENT SUMMARY

This supplement supplements and amends the section of the First Prospectus Supplement entitled “Prospectus Supplement Summary–Financing and Hedging Strategy” by replacing the final two sentences of the first paragraph of such section with the following:

On a pro forma basis, after giving effect to (1) the assumed issuance of $50,000,000 aggregate amount of our common stock and 1,000,000 shares of Series B Term Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference in this offering and (2) the issuance of $31.625 million aggregate principal amount of 2027 Notes in August 2017 (inclusive of the overallotment option), our leverage, including the outstanding 2020 Notes and the Preferred Stock, represents approximately 37.0% of our total assets (less current liabilities) as of June 30, 2017 (after accounting for the distribution of $0.20 per share of common stock paid on July 31, 2017). Over the long term, management expects us to operate under current market conditions generally with leverage within a range of 25% to 35% of total assets. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.

FEES AND EXPENSES

This supplement supplements and amends the section of the First Prospectus Supplement entitled “Fees and Expenses” by replacing it in its entirety with the following:

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, such amounts are based on our pro forma total assets as of June 30, 2017, which have been adjusted to reflect (1) the issuance of $31.625 million aggregate principal amount of 2027 Notes in August 2017 (inclusive of the overallotment option) and (2) the assumption that we sell in this offering $50 million aggregate amount of our common stock and 1,000,000 shares of Series B Term Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference (inclusive of amounts sold as of the date of this prospectus supplement), which would mean that our adjusted total assets are assumed to equal approximately $573.1 million. We caution that such expenses, and actual leverage incurred by us, may vary in the future. Whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Eagle Point Credit Company,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	2.00	%(1)
Offering expenses	0.61	%(2)
DRIP expenses	0.00	%(3)
Total stockholder transaction expenses	2.61%
Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.32	%(4)
Incentive fees payable under our Investment Advisory Agreement (20%)	2.83	%(5)
Interest payments on borrowed funds	4.45	%(6)
Other expenses	1.05	%(7)
Acquired fund fees and expenses (underlying CLO fees and expenses)	6.52	%(8)
Total annual expenses	17.17%

__________

(1)	Amount reflects the commission with respect to the shares of our common stock in this offering, which we will pay to the placement agent in connection with sales of shares of our common stock in this offering in an amount equal to up to 2.0% of the gross sales price of any such securities. There is no guarantee that we will sell any shares of our common stock pursuant to the Prospectus.

(2)	Amount reflects estimated offering expenses of approximately $455,000 and assumes we sell (1) $50 million aggregate amount of our common stock and (2) 1,000,000 shares of Series B Term Preferred Stock at an assumed per share offering price equal to the $25 per share liquidation preference (inclusive of amounts sold as of the date of this prospectus supplement) under the Sales Agreement.

(3)	The expenses associated with our automatic dividend reinvestment plan, or the “DRIP,” are included in “Other expenses.” See “Description of our Capital Stock — Common Stock — Dividend Reinvestment Plan” in the Base Prospectus.

(4)	Our base management fee is calculated and payable quarterly in arrears at an annual rate equal to 1.75% of our “Total Equity Base,” or the NAV attributable to the common stock and the paid-in or stated capital of our preferred stock. See “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Base Prospectus. The base management fee referenced in the table above is based on actual amounts incurred during the three months ended June 30, 2017, annualized for a full year, and reflects the pro forma effect of (a) the sale of the total amount of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering) as if such shares were issued at the start of such period, and (b) the issuance $31.625 million aggregate principal amount of 2027 Notes (inclusive of the overallotment option) (on which management fees are not payable) as described above (after accounting for offering expenses and underwriting discounts and commissions) as if such notes were issued at the start of such period. In addition, such amount reflects the $91.5 million of our Preferred Stock outstanding as of June 30, 2017, our NAV for such period (as adjusted to account for the issuance described above), and the $60.0 million aggregate principal amount of our 2020 Notes outstanding as of June 30, 2017 (on which management fees are not payable).

For purposes of this table, the Securities and Exchange Commission, or the “SEC,” requires that the “Base management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. If the management fee were calculated instead as a percentage of our total assets (as adjusted for the assumptions described above), our base management fee would be approximately 1.48% of our total assets.

(5)	The incentive fee referenced in the table above assumes the pro forma effect of (a) the sale of the total amount of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering) as if such shares were issued at the start of such period and (b) the issuance $31.625 million aggregate principal amount of 2027 Notes (inclusive of the overallotment option) as described above (after accounting for offering expenses and underwriting discounts and commissions) as if such notes were issued at the start of such period, and assuming that such pro forma assets earn a return that is the same as the return on our total deployed assets during the three months ended June 30, 2017, annualized for a full fiscal year and is based on the total assets assumed for such period. We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of 2.00% of our NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV;

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% of our NAV in any calendar quarter; and

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

For a more detailed discussion of the calculation of this fee, see “The Adviser and the Administrator — Investment Advisory Agreement — Management Fee and Incentive Fee” in the Base Prospectus.

(6)	“Interest payments on borrowed funds” represents our annualized interest expense and includes dividends payable on our Preferred Stock and interest payable on the 2020 Notes, each as outstanding on June 30, 2017, and includes the pro forma effect of (1) the issuance $31.625 million aggregate principal amount of 2027 Notes (inclusive of the overallotment option) as described above as if such notes were issued at the start of such period and (2) the issuance of 1,000,000 shares of Series B Term Preferred Stock in this offering. We may issue additional shares of preferred stock or debt securities pursuant to the registration statement of which this prospectus supplement forms a part. In the event we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, our base management fee as a percentage of our net assets attributable to common stock, would increase.

(7)	“Other expenses” includes our overhead expenses, including payments under the administration agreement between us and the Administrator, or the “Administration Agreement,” based on our allocable portion of overhead and other expenses incurred by the Administrator, and are based on estimated amounts for the current fiscal year. See “The Adviser and the Administrator — The Administrator and the Administration Agreement” in the Base Prospectus. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Company, compensation of independent directors, and cost and expenses relating to rating agencies.

(8)	Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the collateralized loan obligation, or “CLO,” equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate. Since none of the CLOs held by the Company has incurred such fees to date, none is reflected in this table. Future Acquired Fund Fees and Expenses may be substantially higher because of these fees, which may fluctuate over time. “Acquired fund fees and expenses” are based on the Company’s investment portfolio during the three months ended June 30, 2017 and assume deployment of the proceeds from (a) the sale of the total amount of this offering (after accounting for pro forma offering expenses and commissions with respect to the shares of our common stock and Series B Term Preferred Stock being sold in this offering) and (b) issuance $31.625 million aggregate principal amount of 2027 Notes (inclusive of the overallotment option) as described above (after accounting for offering expenses and underwriting discounts and commissions) as if such notes were issued at the start of such period, pro rata across such portfolio over the entire period.

Example

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expense that you would pay, directly or indirectly, on a $1,000 investment in shares of our common stock for the time periods indicated, assuming (1) combined offering expenses and sales load of 2.61%, (2) total net annual expenses of 14.34% of net assets attributable to our common stock and (3) a 5% annual return*:

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$140	$388	$592	$958

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Other Expenses

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);

•	interest payable on debt, if any, incurred to finance our investments;

•	fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;

•	brokerage fees and commissions;

•	federal and state registration fees and exchange listing fees;

•	federal, state and local taxes;

•	costs of offerings or repurchases of our common stock and other securities;

•	the base management fee and any incentive fee;

•	distributions on our shares;

•	administration fees payable to the Administrator under the Administration Agreement;

•	direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff;

•	transfer agent and custody fees and expenses;

•	independent director fees and expenses;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	fees and expenses associated with marketing and investor relations efforts;

•	dues, fees and charges of any trade association of which we are a member;

•	fees and expenses associated with independent audits and outside legal costs;

•	fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	costs associated with our reporting and compliance obligations under the Investment Company Act of 1940, as amended, and applicable U.S. federal and state securities laws; and

•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and any support staff.

RISK FACTORS

This supplement supplements and amends the “Risk Factor” section of the Base Prospectus by replacing the fifth paragraph of the risk factor entitled “Risk Factors – Risks Related to Our Investments – We and our investments are subject to interest rate risk” with the following:

LIBOR Risk. The CLOs in which we invest typically obtain financing at a floating rate based on the London Interbank Offered Rate, or “LIBOR.” Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, or the “CFTC,” the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the head of the Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Because the statements made by the head of the Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs we are invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on our net investment income and portfolio returns.

PRICE RANGE OF COMMON STOCK

This supplement supplements and amends the “Price Range of Common Stock” section of the First Prospectus Supplement by replacing the final row of the table found in such section with the following:

		Closing Sales Price
Period	NAV(1)	High	Low	Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
Second quarter	$17.53	$22.02	$19.43	25.6%	10.8%	$0.80	(11)
Third quarter (through August 11, 2017)	N/A	$21.39	$20.03	N/A	N/A	$0.45	(12)

This supplement supplements and amends the “Price Range of Common Stock” section of the First Prospectus Supplement by replacing footnotes 11 and 12 to the table found in such section with the following:

(11)	On June 1, 2017, we declared four monthly distributions on shares of our common stock of $0.20 per share. The first two of such distributions were paid on June 30, 2017 and July 31, 2017 to holders of record as of June 12, 2017 and July 13, 2017, respectively. The final two of such distributions are expected to be paid on August 31, 2017 and September 29, 2017 to holders of record as of August 11, 2017 and September 12, 2017, respectively. A portion of such distributions may be comprised of a return of capital

(12)	On August 15, 2017, we declared a special distribution of $0.45 per share of common stock, payable on September 8, 2017 to stockholders of record on August 25, 2017. A portion of such distribution may be comprised of a return of capital.

This supplement supplements and amends the “Price Range of Common Stock” section of the First Prospectus Supplement by replacing the final three sentences of such section with the following:

Our unaudited NAV per share was $17.53 as of June 30, 2017 (the last date prior to the date of this prospectus supplement as of which we determined our NAV). The closing sales price for shares of our common stock on the NYSE on June 30, 2017 was $20.68, which represented an 18.0% premium to NAV per share.

On August 11, 2017, the last reported closing sales price of our common stock was $20.32 per share. As of July 31, 2017, we had nine stockholders of record of our common stock (which does not reflect holders whose shares are held in street name by a broker, bank or other nominee).

SEMI-ANNUAL REPORT

On August 15, 2017, we filed our Semi-Annual Report to stockholders for the six months ended June 30, 2017. The text of the Semi-Annual Report is attached hereto and is incorporated herein by reference.

Information contained on our website is not incorporated by reference into this prospectus supplement or the Prospectus, and you should not consider that information to be part of this prospectus supplement or the Prospectus.

Eagle Point Credit Company Inc.

Semiannual Report – June 30, 2017

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Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

This report is solely for the use of the intended recipient(s). The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should also consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. The Company’s prospectus and other SEC filings contain this and other important information about the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2017. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither Eagle Point Credit Management LLC (the “Adviser”) nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.  The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the

2

applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions.
[2]	Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, June 2017 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of June 30, 2017 and this data may not be representative of current or future holdings.
[3]	We obtain exposure in underlying senior secured loans indirectly through our investments in CLOs.
[4]	“LIBOR” refers to the London Interbank Offered Rate.
[5]	Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.
[6]	Industry categories are based on the S&P industry categorization of each obligor as set forth in CLO trustee reports relating to investments held by the Company or, if such information is not available in CLO trustee reports, the categories are based on equivalent categorizations as reported by a third party data provider. In addition, certain underlying borrowers may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower or in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

3

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of June 30, 2017 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to June 2017 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 6/30/2017)[1]

Summary of Underlying Portfolio Characteristics (as of 6/30/2017)[2]
Number of Unique Underlying Obligors	1,197
Largest Exposure to an Individual Obligor	0.94%
Average Individual Obligor Exposure	0.08%
Top 10 Obligors Exposure	6.39%
Currency: USD Exposure	100.00%
Aggregate Indirect Exposure to Senior Secured Loans[3]	97.94%
Weighted Average Junior OC Cushion	4.22%
Weighted Average Market Value of Collateral	98.43%
Weighted Average Stated Spread	3.75%
Weighted Average LIBOR[4] Floor	0.96%
Weighted Average % of Floating Rate Loans w/ LIBOR[4] Floors	83.21%
Weighted Average Rating[5]	B+/B
Weighted Average Maturity	5.2 years

Please see footnote disclosures on page 3.

4

The top ten underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2017 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Dell	0.9%
Asurion	0.8%
American Airlines	0.7%
Bass Pro Group	0.6%
Albertsons	0.6%
First Data	0.6%
CenturyLink	0.6%
Micro Focus	0.5%
Energy Future Holdings	0.5%
WME/IMG Worldwide	0.5%
Total	6.4%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2017 are provided below:

Top 10 Industries of Underlying Obligors[2,6]

Industry	% of Total
Health care	8.7%
Business equipment & services	7.1%
Telecommunications	6.7%
Electronics/electrical	6.4%
Financial intermediaries	4.7%
Lodging & casinos	3.9%
Chemicals & plastics	3.9%
Leisure goods/activities/movies	3.8%
Utilities	3.7%
Building & development	3.5%
Total	52.5%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s June 30, 2017 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of June 30, 2017 is provided below:

Please see footnote disclosures on page 3.

5

Consolidated Financial Statements for the Six Months Ended
June 30, 2017 (Unaudited)

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2017

(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $463,223,053)	$446,634,518
Interest receivable	13,309,042
Cash	6,343,509
Receivable for securities sold	2,507,761
Prepaid expenses	546,138
Receivable for shares of common stock issued in accordance with the Company's dividend reinvestment plan	318,939
Total Assets	469,659,907

LIABILITIES

7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(1,652,490)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred debt issuance costs	43,797,510

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,840,000 shares outstanding)	46,000,000
Unamortized deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(2,358,443)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred debt issuance costs	43,641,557

7.00% Unsecured Notes due 2020 (Note 7):
7.00% Unsecured Notes due 2020	59,998,750
Unamortized deferred debt issuance costs associated with 7.00% Unsecured Notes due 2020	(2,000,054)
Net 7.00% Unsecured Notes due 2020 less associated unamortized deferred debt issuance costs	57,998,696

Payable for securities purchased	2,504,573
Incentive fee payable	2,246,352
Management fee payable	1,765,236
Professional fees payable	321,275
Administration fees payable	196,207
Tax expense payable	34,952
Other expenses payable	17,723
Total Liabilities	152,524,081

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 18,090,708 shares of $0.001 par value common stock outstanding	$317,135,826

NET ASSETS consist of:
Paid-in capital (Note 5)	$344,506,114
Accumulated net realized gain (loss) on investments	4,924,071
Net unrealized appreciation (depreciation) on investments	(16,588,535)
Aggregate common stock distributions paid in excess of net investment income	(15,705,824)
Total Net Assets	$317,135,826
Net asset value per share of common stock	$17.53

See accompanying notes to the consolidated financial statements

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2017

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Debt (4)
Apidos CLO XIV	CLO Secured Note - Class E (5.56% due 4/15/25)	$2,762,500	$2,714,751	$2,727,969	0.86%
Apidos CLO XIV	CLO Secured Note - Class F (6.41% due 4/15/25)	850,000	812,706	812,515	0.26%
CIFC Funding 2013-II, Ltd.	CLO Secured Note - Class B2L (5.76% due 4/21/25)	630,000	623,749	623,700	0.20%
CIFC Funding 2013-II, Ltd.	CLO Secured Note - Class B3L (6.91% due 4/21/25)	1,191,000	1,145,574	1,145,742	0.36%
CIFC Funding 2014, Ltd.	CLO Secured Note - Class F (6.41% due 4/18/25)	1,870,000	1,646,740	1,731,808	0.55%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (7.21% due 7/18/27)	1,500,000	1,427,512	1,432,650	0.45%
Octagon Investment Partners XIV, Ltd.	CLO Secured Note - Class E-R (9.51% due 7/15/29)	2,975,000	2,682,769	2,781,328	0.87%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Secured Note - Class F (6.41% due 1/18/26)	1,700,000	1,554,282	1,588,650	0.50%
			12,608,083	12,844,362	4.05%
CLO Equity (5)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 14.25% due 1/20/26) (6)	8,725,000	6,122,024	5,749,766	1.81%
ALM XIX, Ltd.	CLO Preferred Shares (estimated yield of 11.18% due 7/15/28)	1,300,000	1,288,068	1,206,248	0.38%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 15.11% due 4/15/25) (6)	11,177,500	6,560,740	5,485,887	1.73%
Ares XLI CLO Ltd.	CLO Subordinated Note (estimated yield of 17.08% due 1/15/29)	18,995,000	16,217,247	16,941,951	5.34%
Ares XLIII CLO Ltd.	CLO Subordinated Note (estimated yield of 15.47% due 10/15/29) (6)	20,100,000	17,763,877	17,634,555	5.56%
Ares XXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 14.43% due 4/17/26)	850,000	455,543	437,878	0.14%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 18.80% due 7/18/28)	4,022,535	2,953,120	3,194,647	1.01%
Atlas Senior Loan Fund, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 8/15/24) (6) (7) (8)	6,350,000	-	241,300	0.08%
Atrium IX	CLO Subordinated Note (estimated yield of 14.40% due 2/28/24)	9,210,000	5,567,332	7,618,354	2.40%
Atrium XI	CLO Subordinated Note (estimated yield of 14.39% due 2/28/47)	5,903,000	4,822,321	4,666,553	1.47%
Avery Point V CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 7/17/26) (9)	10,875,000	6,320,778	2,794,875	0.88%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (estimated yield of 25.23% due 1/18/25) (6)	12,939,125	7,148,238	6,891,375	2.17%
Bain Capital Credit CLO 2016-2, Limited	CLO Subordinated Note (estimated yield of 16.68% due 1/15/29) (6)	16,700,000	14,175,726	12,780,042	4.03%
Barings CLO Ltd. 2016-III	CLO Subordinated Note (estimated yield of 14.42% due 1/15/28) (6)	38,150,000	31,990,635	31,089,573	9.80%
Battalion CLO IX Ltd.	CLO Subordinated Note (estimated yield of 15.88% due 7/15/28) (6)	18,250,000	14,655,722	11,569,316	3.65%
Benefit Street Partners CLO V, Ltd.	CLO Preferred Shares (estimated yield of 18.39% due 10/20/26)	2,250,000	1,451,638	1,256,913	0.40%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 15.61% due 7/15/26)	1,575,000	852,469	830,683	0.26%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 18.05% due 1/22/25)	5,000,000	3,506,373	3,038,467	0.96%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 15.75% due 11/23/25)	8,180,000	5,480,203	5,068,639	1.60%
Bristol Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 15.80% due 4/15/29) (6)	34,250,000	27,816,331	28,823,825	9.09%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 24.96% due 10/16/25)	8,300,000	4,700,879	5,840,321	1.84%
CIFC Funding 2013-II, Ltd.	CLO Subordinated Note (estimated yield of 24.41% due 4/21/25) (6)	12,325,000	5,506,496	5,392,145	1.70%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 24.41% due 4/21/25)	4,025,000	1,237,426	1,714,828	0.54%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (estimated yield of 23.66% due 4/18/25) (6)	13,387,500	7,587,409	7,354,334	2.32%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 23.66% due 4/18/25)	500,000	297,906	268,600	0.08%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 16.05% due 7/22/26)	14,000,000	8,718,087	8,571,872	2.70%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (estimated yield of 8.27% due 10/17/26)	7,000,000	4,647,394	3,600,358	1.14%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (estimated yield of 19.32% due 10/19/27) (6)	11,616,216	8,322,683	7,756,432	2.45%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (estimated yield of 26.88% due 7/15/27) (6)	22,300,000	14,928,801	17,210,577	5.43%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (estimated yield of 10.16% due 1/16/26) (6)	20,000,000	12,274,364	9,854,493	3.11%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 10.16% due 1/16/26)	7,360,000	4,121,135	3,378,234	1.07%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (estimated yield of 8.53% due 10/15/26)	5,000,000	2,991,042	2,074,429	0.65%
GoldenTree Loan Opportunities VIII, Limited	CLO Subordinated Note (estimated yield of 8.06% due 4/19/26)	16,560,000	11,862,840	10,250,120	3.23%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 3.32% due 10/22/25)	5,750,000	3,624,401	2,737,329	0.86%
KVK CLO 2013-2 Ltd.	CLO Subordinated Note (estimated yield of 19.21% due 1/15/26)	5,924,000	2,421,361	2,269,788	0.72%
KVK CLO 2014-1 Ltd.	CLO Subordinated Note (estimated yield of 22.39% due 5/15/26)	3,175,000	1,129,349	859,612	0.27%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/22/22) (7)	9,050,000	784,149	724,000	0.23%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 16.02% due 7/25/29)	3,000,000	2,481,288	2,744,171	0.87%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 26.23% due 5/13/25)	2,975,000	1,618,547	1,853,657	0.58%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 16.51% due 10/28/25)	10,526,000	7,126,198	7,601,680	2.40%
Marathon CLO VIII Ltd.	CLO Subordinated Note (estimated yield of 21.37% due 7/18/27)	14,500,000	11,085,441	11,942,077	3.77%
Octagon Investment Partners 26, Ltd.	CLO Subordinated Note (estimated yield of 11.34% due 4/15/27) (6)	13,750,000	10,478,455	10,650,347	3.36%
Octagon Investment Partners 27, Ltd.	CLO Subordinated Note (estimated yield of 12.94% due 7/15/27) (6)	14,800,000	11,817,669	11,657,162	3.68%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 11.72%% due 7/15/29) (6)	16,534,625	11,418,252	9,265,309	2.92%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 11.72% due 7/15/29)	7,012,500	3,144,212	3,549,819	1.12%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (9)	3,000,000	1,843,576	1,350,000	0.43%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/25/25) (9)	12,000,000	7,220,328	3,720,000	1.17%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (estimated yield of 1.58% due 8/12/26)	2,500,000	1,844,191	1,246,155	0.39%

See accompanying notes to the consolidated financial statements

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2017

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO Equity (5)
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 5.72% due 10/20/25)	6,750,000	5,046,340	4,198,146	1.32%
Pinnacle Park CLO, Ltd.	CLO Subordinated Note (estimated yield of 8.31% due 4/15/26)	2,175,000	1,163,421	1,046,252	0.33%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/26) (9)	2,500,000	1,419,271	1,025,000	0.32%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 4/15/25) (6) (7)	2,125,000	960,201	350,625	0.11%
THL Credit Wind River 2013-1 CLO Ltd.	CLO Subordinated B Note (estimated yield of 13.51% due 7/20/30)	1,600,000	962,255	1,015,980	0.32%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Note (estimated yield of 0.00% due 1/18/26) (8)	1,275,000	-	172,326	0.05%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Subordinated Note (estimated yield of 19.25% due 1/18/26)	11,462,250	7,266,838	6,275,896	1.98%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 21.31% due 4/18/26)	11,800,000	6,698,621	6,757,175	2.13%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 17.30% due 7/15/26)	2,550,000	1,380,870	1,228,374	0.39%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 19.45% due 1/22/27)	13,000,000	9,363,520	10,309,702	3.25%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 14.12% due 7/15/28) (6)	13,050,000	11,058,342	11,434,259	3.61%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 20.03% due 4/18/29) (6)	14,950,000	13,036,400	13,437,266	4.24%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 17.88% due 1/20/29)	4,200,000	3,623,813	3,682,368	1.16%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (estimated yield of 11.28% due 10/14/26)	10,000,000	7,385,613	6,331,073	2.00%
Zais CLO 3, Limited	CLO Subordinated Note (estimated yield of 31.58% due 7/15/27) (6)	11,750,000	7,303,471	8,973,171	2.83%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 22.53% due 10/15/28)	4,350,000	3,077,916	3,506,834	1.11%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 18.04% due 7/15/29)	8,420,000	6,981,864	7,738,010	2.44%
			427,111,020	410,241,153	129.36%
Loan Accumulation Facilities (10)
Carlyle US CLO 2017-X, Ltd.	Loan Accumulation Facility (Preference shares)	4,980,000	4,980,000	4,979,998	1.57%
Dewolf Park CLO, Ltd.	Loan Accumulation Facility (Mezzanine notes)	83,950	83,950	83,950	0.03%
Dewolf Park CLO, Ltd.	Loan Accumulation Facility (Preference shares)	5,340,000	5,340,000	5,384,757	1.70%
THL Credit Wind River 2017-3 CLO Ltd.	Loan Accumulation Facility (Convertible subordinated notes)	13,100,000	13,100,000	13,100,298	4.13%
			23,503,950	23,549,003	7.43%

Total investments at fair value as of June 30, 2017			$463,223,053	$446,634,518	140.83%

Net assets above (below) fair value of investments				(129,498,692)

Net assets as of June 30, 2017				$317,135,826

(1)	The Company does not "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments categorized as structured finance securities.
(3)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors (the "Board").
(4)	CLO debt positions reflect the coupon rates as of June 30, 2017.
(5)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the Company's CLO equity positions are updated at least once a year, either on the anniversary of the formation of a CLO investment that the Company holds in its portfolio or on a transaction such as a partial sale, add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.
(6)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(7)	As of June 30, 2017, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(8)	As of June 30, 2017, investment cost has been fully amortized. Recurring distributions, once received, will be recognized as realized gain.
(9)	As of June 30, 2017, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.
(10)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the consolidated financial statements

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2017

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$30,155,195
Other income	2,170,923
Total Investment Income	32,326,118

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	1,781,841
Interest expense on 7.75% Series B Term Preferred Stock due 2026	1,848,400
Interest expense on 7.00% Unsecured Notes due 2020	2,285,601
Total Interest Expense	5,915,842

Incentive fee	4,226,989
Management fee	3,416,365
Administration fees	523,179
Professional fees	372,532
Tax expense	407,927
Directors' fees	181,250
Other expenses	374,080
Total Expenses	15,418,164

NET INVESTMENT INCOME	16,907,954

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,212,326
Net change in unrealized appreciation (depreciation) on investments	(2,802,475)
NET GAIN (LOSS) ON INVESTMENTS	(590,149)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,317,805

See accompanying notes to the consolidated financial statements

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	six months ended	six months ended
	June 30, 2017	June 30, 2016
INVESTMENT INCOME
Interest income	$30,155,195	$26,571,134
Other income	2,170,923	456,071
Total Investment Income	32,326,118	27,027,205

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	1,781,841	1,913,168
Interest expense on 7.75% Series B Term Preferred Stock due 2026	1,848,400	-
Interest expense on 7.00% Unsecured Notes due 2020	2,285,601	1,157,694
Total Interest Expense	5,915,842	3,070,862

Incentive fee	4,226,989	4,083,857
Management fee	3,416,365	2,118,230
Administration fees	523,179	393,604
Professional fees	372,532	356,990
Tax expense	407,927	275,335
Directors' fees	181,250	172,750
Other expenses	374,080	220,081
Total Expenses	15,418,164	10,691,709

NET INVESTMENT INCOME	16,907,954	16,335,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,212,326	334,236
Net change in unrealized appreciation (depreciation) on investments	(2,802,475)	8,102,293
NET GAIN (LOSS) ON INVESTMENTS	(590,149)	8,436,529

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,317,805	$24,772,025

Note: The above Consolidated Statements of Operations includes the six months ended June 30, 2016 which has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	three months ended	six months ended
	June 30, 2017	March 31, 2017	June 30, 2017
INVESTMENT INCOME
Interest income	$15,342,100	$14,813,095	$30,155,195
Other income	891,359	1,279,564	2,170,923
Total Investment Income	16,233,459	16,092,659	32,326,118

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	945,983	835,858	1,781,841
Interest expense on 7.75% Series B Term Preferred Stock due 2026	932,056	916,344	1,848,400
Interest expense on unsecured notes payable	1,172,228	1,113,373	2,285,601
Interest expense	3,050,267	2,865,575	5,915,842

Incentive fee	2,091,657	2,135,332	4,226,989
Management fee	1,765,237	1,651,128	3,416,365
Administration fees	254,695	268,484	523,179
Professional fees	148,892	223,640	372,532
Tax expense	279,177	128,750	407,927
Directors' fees	89,375	91,875	181,250
Other expenses	187,531	186,549	374,080
Total Expenses	7,866,831	7,551,333	15,418,164

NET INVESTMENT INCOME	8,366,628	8,541,326	16,907,954

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	925,342	1,286,984	2,212,326
Net change in unrealized appreciation (depreciation) on investments	6,243,403	(9,045,878)	(2,802,475)
NET GAIN (LOSS) ON INVESTMENTS	7,168,745	(7,758,894)	(590,149)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,535,373	$782,432	$16,317,805

Note: The above Consolidated Statement of Operations represents the three months ended June 30, 2017, the three months ended March 31, 2017, and the six months ended June 30, 2017, and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(expressed in U.S. dollars, except share amounts)

	For the	For the
	six months ended	year ended
	June 30, 2017	December 31, 2016
Net increase (decrease) in net assets resulting from operations:
Net investment income	$16,907,954	$31,374,840
Net realized gain (loss) on investments	2,212,326	1,915,455
Net change in unrealized appreciation (depreciation) on investments	(2,802,475)	57,289,768
Total net increase (decrease) in net assets resulting from operations	16,317,805	90,580,063

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(16,907,954)	(31,374,840)
Common stock distributions from net realized gains on investments	(206,394)	(1,915,455)
Common stock distributions from return of capital	-	(3,160,204)
Total common stock distributions paid to stockholders	(17,114,348)	(36,450,499)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on public offerings, net of underwriting discounts, commissions and offering expenses	28,684,431	43,337,451
Reduction in stockholders' capital related to excess common offering expenses paid for issuance of shares of common stock upon the Company's follow-on public offerings	(24,368)	-
Issuance of shares of common stock in accordance with the Company's dividend reinvestment plan	1,224,971	973,235
Total capital share transactions	29,885,034	44,310,686

Total increase (decrease) in net assets	29,088,491	98,440,250
Net assets at beginning of period	288,047,335	189,607,085
Net assets at end of period	$317,135,826	$288,047,335

Capital share activity:
Shares of common stock sold upon the Company's follow-on public offerings	1,552,500	2,597,553
Shares of common stock issued in accordance with the Company's dividend reinvestment plan	63,329	57,216
Total increase (decrease) in capital share activity	1,615,829	2,654,769

See accompanying notes to the consolidated financial statements

13

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2017

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$16,317,805

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(125,175,805)
Proceeds from sales or maturity of investments (1)	88,709,835
Net realized (gain) loss on investments	(2,212,326)
Net change in unrealized (appreciation) depreciation on investments	2,802,475
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	20,646
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	65,892
Net amortization (accretion) included in interest expense on 7.00% Unsecured Notes due 2020	185,644
Net amortization (accretion) of premiums or discounts on CLO debt securities	(20,406)
Changes in assets and liabilities:
Interest receivable	(2,382,216)
Receivable for securities sold	(2,507,761)
Prepaid expenses	(89,606)
Payable for securities purchased	2,380,260
Incentive fee payable	(57,325)
Management fee payable	218,828
Administration fees payable	29,900
Professional fees payable	60,181
Tax expense payable	(600,998)
Directors' fees payable	(43,750)
Other expenses payable	(87,558)

Net cash provided by (used in) operating activities	(22,386,285)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(26,999,275)
Issuance of shares of common stock upon the Company's follow-on public offerings, net of underwriting discounts, commissions and offering expenses	28,684,431
Issuance of shares of common stock in accordance with the Company's dividend reinvestment plan	906,032
Reduction in stockholders' capital related to excess common offering expenses paid for issuance of shares of common stock upon the Company's follow-on public offerings	(24,368)
Deferred debt issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(91,403)

Net cash provided by (used in) financing activities	2,475,417

NET INCREASE (DECREASE) IN CASH	(19,910,868)

CASH, BEGINNING OF PERIOD	26,254,377

CASH, END OF PERIOD	$6,343,509

Supplemental disclosure of non-cash financing activities:
Change in issuance of shares of common stock in accordance with the Company's dividend reinvestment plan, not yet received	$318,939

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$1,761,195
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$1,782,507
Cash paid for interest expense on 7.00% Unsecured Notes due 2020	$2,099,956
Cash paid for income and excise taxes	$1,008,925

(1) Proceeds from sales or maturity of investments includes $29,736,776 of recurring cash flows which are considered return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

14

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of June 30, 2017, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, and Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member, which in turn was a wholly-owned subsidiary of the Private Fund. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Common Stock” for further discussion relating to the Conversion and the IPO.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo. The principal business address of Wells Fargo is 9062 Old Annapolis Road, Columbia, Maryland 21045.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other

15

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The majority of the Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

16

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are accepted by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors as set forth in the Company’s valuation policy, including non-binding indicative mid-point prices provided by an independent pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a nationally recognized valuation firm as an input to the Company’s evaluation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered by the Company in its evaluation of the fair value of such investments and is not determinative of the Company’s assessment of such fair value.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method.

CLO equity investments and fee rebates recognize investment income for GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment.

17

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

Effective yields for the Company’s CLO equity positions are updated at least once a year, either on the anniversary of the formation of a CLO investment that the Company holds in its portfolio or on a transaction such as a partial sale, add-on purchase, refinancing or reset.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

Other Income

Other income may include the Company’s share of income under the terms of class M notes and fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 7.00% Unsecured Notes due 2020 (the “Series 2020 Notes”).

For the six months ended June 30, 2017, the Company was charged a total of $3,630,241 in interest expense on the Preferred Stock, of which, $0 was payable as of June 30, 2017. For the six months ended June 30, 2017, the Company was charged a total of $2,285,601 in interest expense on the Series 2020 Notes, of which $0 was payable as of June 30, 2017.

Interest expense also includes the Company’s amortization of deferred debt issuance costs associated with its Preferred Stock and its Series 2020 Notes, as well as amortization of original issue discount associated with its Series B Term Preferred Stock and its Series 2020 Notes.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to the Preferred Stock issuances and the Series 2020 Notes issuance, respectively.

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuances of the Preferred Stock and Series 2020 Notes, as well as unamortized original issue discount associated with the Series B Term Preferred Stock and the Series 2020 Notes. Deferred debt issuance costs were capitalized at the time of issuance and are being amortized using the effective interest method over the respective terms of the Preferred Stock and Series 2020 Notes. Amortization of deferred debt issuance costs are reflected in the interest expense on mandatorily redeemable preferred stock and interest expense on unsecured notes balances in the Consolidated Statement of Operations. In the event of an early termination of the Company’s Preferred Stock or its Series 2020 Notes, the remaining balance of unamortized deferred debt issuance costs associated with such debt will be accelerated into interest expense.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of June 30, 2017.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

18

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and shelf registration expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration that have not been allocated to the Preferred Stock, the Series 2020 Notes and follow-on common stock offering costs.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the Company’s federal income tax return.

As of June 30, 2017, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$565,732,748

Gross unrealized appreciation	3,253,595
Gross unrealized depreciation	(122,828,056)
Net unrealized depreciation	$(119,574,461)

Eagle Point Credit Company Sub LLC, a wholly-owned subsidiary of the Company, has elected to be treated as a corporation for federal income tax purposes. For the six months ended June 30, 2017, the Company incurred $90,427 in Delaware franchise tax expense. Additionally, Eagle Point Credit Company Sub LLC incurred $285,000 in federal income tax expense and $32,500 in state income tax expense.

Distributions

Distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders from net investment income, if any, are expected to be paid monthly. Distributions paid to common stockholders are recorded as a liability on record date and are automatically reinvested in full shares of the Company as of the payment date, in accordance with the Company’s dividend reinvestment plan (the “DRIP”). The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

On June 1, 2017, the Company declared four separate distributions of $0.20 per share on its common stock, payable on each of June 30, 2017, July 31, 2017, August 31, 2017 and September 29, 2017 to stockholders of record as of June 12, 2017, July 13, 2017, August 11, 2017 and September 12, 2017, respectively. For the six

19

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

months ended June 30, 2017, the Company declared and paid distributions on common stock of $1.00 per share, or $17,114,348.

For the six months ended June 30, 2017, the Company declared and paid dividends on the Series A Term Preferred Stock of $1,761,195.

For the six months ended June 30, 2017, the Company declared and paid dividends on the Series B Term Preferred Stock of $1,782,507.

The characterization of distributions paid to stockholders reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to be characterized differently for federal income tax purposes at year-end.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2017:

Fair Value Measurement

	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$12,844,362	$12,844,362
CLO Equity	-	-	410,241,153	410,241,153
Loan Accumulation Facilities	-	-	23,549,003	23,549,003

Total Investments at Fair Value	$-	$-	$446,634,518	$446,634,518

There were no transfers of investments between these levels during the six months ended June 30, 2017.

The changes in investments classified as Level III are as follows for the six months ended June 30, 2017:

Change in Investments Classified as Level III

			Loan
			Accumulation
	CLO Debt	CLO Equity	Facilities		Total

Beginning Balance at January 1, 2017	$7,192,748	$385,595,367	$17,950,176		$410,738,291
Purchases of investments	24,831,707	69,115,148 (1)	31,228,950		125,175,805
Proceeds from sales or maturity of investments	(20,306,447)	(42,710,257)	(25,693,131	)(1)	(88,709,835)
Net (amortization) accretion of premiums or discounts on CLO debt securities	20,406	-	-		20,406
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	1,105,948	(1,759,105)	63,008		(590,149)

Balance as of June 30, 2017	$12,844,362	$410,241,153	$23,549,003		$446,634,518

Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2017	$284,787	$(9,304,241)	$45,053		$(8,974,401)

(1) Reflects $21,891,998 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO Equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on

20

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of June 30, 2017 was $(8,974,401).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of June 30, 2017. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements, as of June 30, 2017.

	Quantitative Information about Level III Fair Value Measurements
	Fair Value as of	Valuation
Assets	June 30, 2017	Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$410,241,153	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	3.10% - 3.95% / 3.59%
			Reinvestment Price	99.50%
			Reinvestment Floor (1)	1.00%
			Recovery Rate	69.15% - 70.00% / 69.76%
			Discount Rate to Maturity	2.60% - 21.47% / 14.08%

(1) Assumed 1% reinvestment floor for 2 years after purchase of asset and 0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO subordinated and income notes as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of CLO Debt

The Company’s CLO debt has been valued using non-binding indicative mid-point prices provided by an independent pricing service. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of June 30, 2017.

21

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

The Adviser categorizes CLO debt as Level III investments. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the loan accumulation facility is based on the market value of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee.

The Adviser categorizes loan accumulation facilities as Level III investments. There is no active market and prices are unobservable.

Investment Risk Factors and Concentration of Investments

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments

22

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities

The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk

Because CLOs generally issue debt on a floating rate basis, an increase in LIBOR will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have LIBOR floors such that, when LIBOR is below the stated LIBOR floor, the stated LIBOR floor (rather than LIBOR itself) is used to determine the interest payable under the loans. Therefore, if LIBOR increases but stays below the average LIBOR floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario would result in smaller distributions to equity holders of a CLO. As of the date of the consolidated financial statements, due to recent increases in interest rates, LIBOR has increased above the LIBOR floor set for many senior secured loans and, as such, as of the date of the consolidated financial statements, LIBOR is near or above the weighted average floor of the senior secured loans held by the CLOs in which the Company invests.

23

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Low Interest Rate Environment

As of the date of the consolidated financial statements, despite recent increases in interest rates from near historically low levels, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Series 2020 Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance that any liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment for scheduled dividends, interest or principal. Also, there can be no assurance that any such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $3,416,365 for the six months ended June 30, 2017, of which $1,765,236 was payable as of June 30, 2017.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or issued and outstanding unsecured notes payable, but excluding the incentive fee). PNII includes accrued income the Company has not yet received in cash, including investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities). PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses.

PNII, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $4,226,989 for the six months ended June 30, 2017, of which $2,246,352 was payable as of June 30, 2017.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, a wholly-owned subsidiary of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations; generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief financial officer, chief compliance officer and the Company’s allocable portion of the compensation of any related support staff.  To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the six months ended June 30, 2017, the Company was charged a total of $523,179 in administration fees consisting of $431,877 and $91,302, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $196,207 was payable as of June 30, 2017.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 49.0% of the Company’s common stock and 1.1% of the Series A Term Preferred Stock. This represents 40.8% of the total outstanding voting stock of the Company as of June 30, 2017. Additionally, certain officers of the Company hold 0.1% of the Series 2020 Notes as of June 30, 2017.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

In 2014, the Company converted from a Delaware limited liability company into a Delaware corporation, at which time the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share. Additionally, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share.

On May 18, 2016, the Company closed a follow-on, underwritten, public offering of 1,250,000 shares of its common stock at $17.65 per share, resulting in net proceeds to the Company of $20.8 million after payment of underwriting discounts, commissions and offering expenses.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

On September 26, 2016, the Company closed the sale of 201,000 shares of its common stock in a direct placement to a single institutional investor at a price of $17.45 per share, resulting in net proceeds to the Company of $3.4 million after payment of offering expenses.

On December 13, 2016, the Company closed a follow-on, underwritten, public offering of 1,000,000 shares of its common stock at $17.35 per share, resulting in net proceeds to the Company of $16.6 million after payment of underwriting discounts, commissions and offering expenses. In addition, the underwriters partially exercised the overallotment option granted to them in connection with the offering, and purchased an additional 146,553 shares of the Company’s common stock, resulting in additional net proceeds to the Company of $2.5 million after payment of underwriting discounts, commissions and offering expenses.

On April 25, 2017, the Company closed a follow-on, underwritten, public offering of 1,350,000 shares of its common stock at $19.50 per share, resulting in net proceeds to the Company of approximately $24.9 million after payment of underwriting discounts and commissions, structuring fees and offering expenses. In addition, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 202,500 shares of the Company’s common stock, resulting in additional net proceeds to the Company of approximately $3.8 million after payment of underwriting discounts and commissions, and structuring fees.

Underwriting discounts and commissions, structuring fees and offering expenses associated with the Company’s issuances of its common stock were borne by all common stockholders of the Company as a charge to stockholders’ equity.

On February 24, 2017, the Company announced its intention to begin paying distributions on its common stock on a monthly basis, rather than a quarterly basis, on shares of its common stock of $0.20 per share.

For the six months ended June 30, 2017, 63,329 shares of common stock were issued in connection with the DRIP. For the years ended December 31, 2016 and December 31, 2015, 57,216 and 8,752 shares of common stock were issued in connection with the DRIP, respectively.

As of June 30, 2017, there were 100,000,000 shares of common stock authorized, of which 18,090,708 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

In 2015, the Company closed an underwritten, public offering of 1,818,000 shares, of its Series A Term Preferred Stock, at a public offering price of $25 per share, resulting in net proceeds to the Company of $43.3 million after payment of underwriting discounts, commissions and offering expenses.

On October 11, 2016, the Company closed an underwritten, public offering of 1,200,000 shares of its Series B Term Preferred Stock at a public offering price of $25 per share, resulting in net proceeds to the Company of $28.5 million, after payment of underwriting discounts, commissions and offering expenses.

Subsequently, the underwriters fully exercised the overallotment option granted to them in connection with the offering on October 11, 2016, and purchased an additional 180,000 shares of the Series B Term Preferred Stock, resulting in additional net proceeds to the Company of $4.3 million, after payment of underwriting discounts and commissions.

On December 15, 2016, the Company closed a follow-on, underwritten, public offering of 400,000 shares of its Series B Term Preferred Stock at a public offering price of $25 per share, resulting in net proceeds to the Company of approximately $9.4 million, after payment of underwriting discounts, commissions and estimated offering expenses.

27

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

Subsequently, the underwriters fully exercised the overallotment option granted to them in connection with the offering, and purchased an additional 60,000 shares of the Series B Term Preferred Stock, resulting in additional net proceeds to the Company of approximately $1.4 million, after payment of underwriting discounts and commissions.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock, respectively, at a redemption price per share equal to the Series A Liquidation Preference, plus accumulated but unpaid dividends, if any.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock, respectively, at a redemption price per share equal to the Series B Liquidation Preference, plus accumulated but unpaid dividends, if any.

Except where otherwise stated in 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

As of June 30, 2017, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 1,818,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,840,000 shares of Series B Term Preferred Stock were issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

In 2015, the Company closed an underwritten, public offering of $25.0 million aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of $23.8 million, after payment of underwriting discounts, commissions and offering expenses.

On June 1, 2016, the Company closed a follow-on, underwritten, public offering of $25.0 million aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of approximately $24.0 million, after payment of underwriting discounts, commissions and offering expenses.

On August 10, 2016, the Company closed another follow-on offering of $10.0 million in aggregate principal amount of its Series 2020 Notes, resulting in net proceeds to the Company of $9.9 million, after payment of offering expenses. The Series 2020 Notes were placed directly to certain investors, and issued under the same indenture and first supplemental indenture dated as of December 4, 2015, under which the previous offerings were issued.

The Series 2020 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2020 Notes will mature on December 31, 2020 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2020 Notes in whole or in part at any time or from time to

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

time at the Company’s option, on or after December 31, 2017.

As of June 30, 2017, there were 2,399,950 unsecured Series 2020 Notes issued and outstanding.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Series 2020 Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

With respect to senior securities representing indebtedness, such as the Series 2020 Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Series 2020 Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Series 2020 Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Series 2020 Notes, as of June 30, 2017, and as of December 31, 2016:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	June 30, 2017	December 31, 2016

Total assets	$469,659,907	$448,376,026
Less liabilities and indebtedness not represented by senior securities	(7,086,318)	(15,071,707)
Net total assets and liabilities	462,573,589	433,304,319

Preferred Stock	91,450,000	91,450,000
Series 2020 Notes	59,998,750	59,998,750
	151,448,750	151,448,750

Asset coverage of preferred stock (1)	305%	286%
Asset coverage of debt securities (2)	771%	722%

(1)	The asset coverage of preferred stock, which includes the Preferred Stock, is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities, which includes the Series 2020 Notes, is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted. The Company had no senior securities outstanding as of December 31, 2014.

	Total Amount Outstanding Exclusive	Asset Coverage	Involuntary Liquidating	Average Market
Class	of Treasury Securities	Per Unit (1)	Preference Per Unit (2)	Value Per Unit (3)

For the six months ended June 30, 2017
Preferred Stock	$91,450,000	$76.36	$25	$25.86
Series 2020 Notes	$59,998,750	$7,709.72	N/A	$25.85

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)	The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock and the Series 2020 Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25). With respect to the Series 2020 Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.
(2)	The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.
(3)	The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) and (b) $25 principal amount of the Series 2020 Notes (NYSE: ECCZ) for each day during the six months ended June 30, 2017 and for the years ended December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2017, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

As of the date of these consolidated financial statements, there were no accounting standards applicable to the Company that had been issued but not yet adopted by the Company.

In August 2016, FASB issued Accounting Standards Update No. 2016-15 (“ASU 2016-15”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force,” which is intended to reduce diversity

30

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are debt prepayment or debt extinguished costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. The Company is currently evaluating the impact, if any, of applying this provision.

On September 27, 2016, the U.S. Internal Revenue Service issued proposed regulations that, if finalized, may result in the Company being subject to federal income tax on a portion of any excess distribution or gain from the disposition of shares held in passive foreign investment companies (“PFICs”), even if the Company distributes such income as a taxable dividend to its stockholders. These regulations will generally require the Company to recognize its share of the PFIC’s income for each year, regardless of whether the Company receives any distributions from such PFIC, and subsequently distribute such income to the Company’s stockholders, in order to maintain its status as a RIC. Furthermore, certain income derived by the Company from a PFIC with respect to which the Company has made a qualifying electing fund (“QEF”) election, would generally constitute as qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC, only to the extent that the PFIC makes distributions of that income to the Company.

Additionally, if the Company holds more than 10% of the interest treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Company is required to include such deemed distributions from a CFC in its income, the Company will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year. Furthermore, certain income derived by the Company from a CFC would generally constitute qualifying income for purposes of determining the Company’s ability to be subject to tax as a RIC, only to the extent that the CFC makes distributions of that income to the Company.

Accordingly, the Company may be restricted in its ability to make QEF elections with respect to its holdings in issuers that could be treated as PFICs, and the Company may limit and/or manage its holdings in issuers that could be treated as CFCs, in order to limit its tax liability or to maximize its after-tax return from such investments.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Company is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Company’s consolidated financial statements and related disclosures.

In November 2016, FASB issued Accounting Standards Update No. 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force,” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the

31

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 if effective for interim and annual reporting periods beginning after December 15, 2017. The Company is currently evaluating the impact, if any, of applying this provision.

As of the date of these consolidated financial statements, there were no additional accounting standards applicable to the Company that had been issued but not yet adopted by the Company.

12.	SUBSEQUENT EVENTS

In July 2017, the Company formed a new subsidiary, Eagle Point Credit Company Sub II (Cayman) Ltd.

On July 31, 2017, the Company paid a distribution of $3,618,142 or $0.20 per share on its common stock to holders of record as of July 13, 2017.

On July 3, 2017, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock. The first distribution was paid on July 31, 2017 to holders of record on July 13, 2017. The additional distributions are payable on each of August 31, 2017 and September 29, 2017 to holders of record on August 11, 2017 and September 12, 2017, respectively.

On July 3, 2017, the Company declared three separate distributions of $297,085 or $0.161459 per share on its Series B Term Preferred Stock. The first distribution was paid on July 31, 2017 to holders of record on July 13, 2017. The additional distributions are payable on each of August 31, 2017 and September 29, 2017 to holders of record on August 11, 2017 and September 12, 2017, respectively.

On July 14, 2017, the Company launched an “at-the-market” offering to sell up to $50,000,000 aggregate amount of its common stock and up to 1,000,000 shares of our Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on June 29, 2017. As of July 28, 2017, the Company sold 50,005 shares of its common stock and 27,584 shares of its Series B Term Preferred Stock, pursuant to the “at-the-market” offering for total net proceeds to the Company of approximately $1.7 million.

On July 27, 2017, the head of the Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Because the statements made by the head of the Financial Conduct Authority are recent in nature, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs the Company is invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact the Company’s net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which the Company invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

On August 8, 2017, the Company closed an underwritten public offering of $27.5 million in aggregate principal amount of its Series 2027 Notes, resulting in net proceeds to the Company of approximately $26.4 million, after payment of underwriting discounts, commissions and estimated offering expenses. The Series 2027 Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof. The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s

32

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2017

option, on or after September 30, 2020. As of August 8, 2017, there were 1,100,000 unsecured Series 2027 Notes issued and outstanding.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

33

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

	For the	For the	For the	For the period from
	six months ended	year ended	year ended	October 6, 2014
Per Share Data	June 30, 2017	December 31, 2016	December 31, 2015	to December 31, 2014

Net asset value at beginning of period	$17.48	$13.72	$19.08	$20.00
Offering costs associated with the Company's initial public offering	-	-	-	(0.07)
Net asset value at beginning of period net of offering costs	17.48	13.72	19.08	19.93

Net investment income (1)(2)	0.99	2.14	1.89	0.32
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (2)	(0.04)	3.88	(4.85)	(0.62)
Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	0.95	6.02	(2.96)	(0.30)

Common stock distributions from net investment income (3)	(1.00)	(2.08)	(1.89)	(0.31)
Common stock distributions from net realized gains on investments (3)	-	(0.12)	(0.02)	-
Common stock distributions from return of capital (3)	-	(0.20)	(0.49)	(0.24)
Total common stock distributions declared to stockholders (3)	(1.00)	(2.40)	(2.40)	(0.55)

Effect of shares issued, net of underwriting expense (4)	0.19	0.18	-	-
Effect of offering costs associated with shares issued (4)	(0.10)	(0.04)	-	-
Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.01	-	-	-
Net effect of shares issued (4)	0.10	0.14	-	-

Net asset value at end of period	$17.53	$17.48	$13.72	$19.08

Per share market value at beginning of period	$16.71	$16.43	$20.10	$19.93
Per share market value at end of period	$20.68	$16.71	$16.43	$20.10
Total return (5)	30.42%	17.42%	-8.12%	0.85%

Shares of common stock outstanding at end of period	18,090,708	16,474,879	13,820,110	13,811,358

Ratios and Supplemental Data:
Net asset value at end of period	$317,135,826	$288,047,335	$189,607,085	$263,560,460
Ratio of expenses to average net assets (6)(7)	10.17%	10.69%	6.73%	2.13%
Ratio of net investment income to average net assets (6)(7)	11.18%	13.72%	10.78%	6.84%
Portfolio turnover rate (8)	20.55%	55.32%	39.07%	37.11%
Asset coverage of preferred stock	305%	286%	365%	N/A
Asset coverage of debt securities	771%	722%	1028%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.21) and ($0.03) per share of common stock, respectively, for the six months ended June 30, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on a monthly weighted average of shares of common stock outstanding for the period.
(3)	Per share amounts are based on shares of common stock outstanding as of ex-dividend date.
(4)	Represents the net effect per share of the Company’s April 2017 and May, September, and December 2016 follow-on offerings, reflecting the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(5)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total returns for the six months ended June 30, 2017 and for the period from October 6, 2014 to December 31, 2014 are not annualized.
(6)	Ratios for the six months ended June 30, 2017 and for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders.
(7)	Ratios for the six months ended June 30, 2017 include interest expense on the Preferred Stock and the Series 2020 Notes of 1.95% of average net assets. Ratios for the year ended December 31, 2016 include interest expense on the Preferred Stock and the Series 2020 Notes of 3.47% of average net assets, as well as excise taxes of 0.26% of average net assets. Ratios for the year ended December 31, 2015 include interest expense on the Series A Term Preferred Stock and the Series 2020 Notes of 1.04% of average net assets.
(8)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

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EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

For the period from
June 6, 2014
(Commencement of Operations)
Per Unit Data	to October 5, 2014

Net asset value at beginning of period	$62.12
Net investment income	3.10
Net realized and unrealized capital gain (loss) on investments	0.56
Total from investment operations	3.66
Adjustment for additional cash contributions	3.56
Net asset value at end of period	$69.34
Total return (1)	5.89%

Ratios and Supplemental Data:
Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

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Dividend Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of newly issued shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. Notwithstanding the foregoing, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. The DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date,

36

which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

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Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser. None of our directors serves, nor have they served during the last five years, on the board of directors of another company registered under the Securities Exchange Act of 1934, as amended (or subject to the reporting requirements of Section 15(d) thereof), or registered under the 1940 Act (including any other companies in a fund complex with us).

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Interested Directors[2]

Thomas P. Majewski Age: 42	Class III Director and Chief Executive Officer	Since inception; Term expires 2020	Managing Partner of Eagle Point Credit Management LLC since September 2012; Managing Director and US Head of CLO Banking at RBS Securities Inc. from September 2011 to September 2012; President of AMP Capital Investors (US) Ltd. from August 2010 to September 2011.

James R. Matthews Age: 50	Class II Director and Chairperson of the Board	Since inception; Term expires 2019	Principal of Stone Point Capital LLC since October 2011; Senior Managing Director and Co-Head of Private Equity for Evercore Partners Inc. from January 2007 to October 2011.

Independent Directors

Scott W. Appleby Age: 52	Class I Director	Since inception; Term expires 2018	President of Appleby Capital, Inc. since April 2009.

Kevin F. McDonald Age: 51	Class III Director	Since inception; Term expires 2020	Director of Business Development of Folger Hill Asset Management, LP since December 2014; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017; Chief Executive Officer of Taylor Investment Advisors, LP from 2006 to December 2014.

Paul E. Tramontano Age: 55	Class II Director	Since inception; Term expires 2019	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.

Jeffrey L. Weiss Age: 56	Class I Director	Since inception; Term expires 2018	Private Investor since June 2012; Global Head of Financial Institutions at Barclays from August 2008 to June 2012.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830.

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[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, the investment manager to the Trident V Funds, which are the primary owners of the Adviser.

The Company’s registration statement, prospectus and annual proxy statement include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 49	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer of Eagle Point Credit Management LLC since July 2014; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014; Executive Director of Private Equity and Hedge Fund Administration at JPMorgan Alternative Investment Services from September 2008 to July 2014.

Nauman S. Malik Age: 37	Chief Compliance Officer	Since September 2015	General Counsel of the Adviser since June 2015; Chief Compliance Officer of the Adviser since September 2015; Associate, Dechert LLP, a law firm, from September 2012 to May 2015; General Counsel, Monsoon Capital LLC, an investment management firm, from September 2008 to August 2012.

Courtney B. Fandrick Age: 35	Secretary	Since August 2015	Deputy Chief Compliance Officer of Eagle Point Credit Management LLC since December 2014; Senior Compliance Associate, Bridgewater Associates, LP from August 2007 to December 2014.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 20 Horseneck Lane, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the six months ended June 30, 2017.

Name	Aggregate Compensation from the Company[1,2]

Scott W. Appleby	$44,500
Kevin F. McDonald	$41,500
Paul E. Tramontano	$41,500
Jeffrey L. Weiss	$97,500	*
TOTAL	$222,000	*

*	Reflects $49,250 relating to the year ended December 31, 2016 that was payable to Mr. Weiss as of December 31, 2016 and paid during the period ended June 30, 2017.
[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $75,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. In addition, each independent director receives $1,750 for each regularly scheduled Board meeting attended, $500 for each other Board meeting attended at which action is

39

taken, and $500 for each committee meeting attended at which action is taken (except that separate compensation for committee meetings is not received if such meeting is held on the same day as a meeting of the Board), as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2017.

Stockholder Meeting Information

At the annual meeting of stockholders of the Company (the “Annual Meeting”) held on May 16, 2017, the stockholders of the Company were asked to approve two proposals. The final voting results from the Annual Meeting are as follows:

Proposal 1:   To re-elect two Class III directors to serve until the Company’s 2020 annual meeting or until his successor is duly elected and qualified.

Nominee	Shares Voted “For”	Shares “Withheld”	Broker Non-Votes
Kevin F. McDonald[1]	14,223,095	261,075	0
Thomas P. Majewski[2]	1,182,917	11,149	0

[1]	Mr. McDonald was elected by the holders of the Company’s outstanding common stock and preferred stock, voting together as a single class.
[2]	Mr. Majewski was elected by the holders of the Company’s outstanding preferred stock, voting separately as a single class.

The following persons’ terms of office as directors also continued after the annual meeting given that each person is either a Class I or Class II director and not up for re-election at the Annual Meeting: Scott W. Appleby, James R. Matthews, Paul E. Tramontano and Jeffrey L. Weiss.

Proposal 2:   To approve a new investment advisory agreement by and between the Company and the Adviser.

Resolution	Shares Voted “For”	Shares Voted “Against”	Shares “Abstained”
Amended and Restated Investment Advisory Agreement	10,770,587	30,634	25,967

The Company received 3,656,982 “broker non-votes” in relation to Proposal 2 (i.e., shares of common stock held of record by brokers or nominees present at the meeting but as to which instructions had not been received from the beneficial owners or the persons entitled to vote and the broker or nominee had not voted, or had no discretionary power to vote, on the matter).

Investment Advisory Agreement

At in person meetings held on February 14, 2017 and May 16, 2017, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the continuation of the investment

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advisory agreement (the “Investment Advisory Agreement”) by and between the Company and the Adviser for an additional one-year period.

At the meeting held on May 16, 2017, the Board noted that, at its meeting held on February 14, 2017, the Board, including all of the directors that are not interested persons of the Company (voting separately), unanimously voted to approve the Investment Advisory Agreement for an initial one-year period in connection with certain changes to the previous investment advisory agreement. At that time, the Board had determined that it would conduct an annual review of the Investment Advisory Agreement at its May 16, 2017 meeting and again consider the factors and comparative information provided that it had considered in connection with its annual review of the previous investment advisory agreement at a meeting held on May 10, 2016. The Board noted that the Investment Advisory Agreement had also been approved by stockholders of the Company.

In reaching a decision to approve the Investment Advisory Agreement and subsequently to continue the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services to be performed by the Adviser; (2) the investment performance of the Company and the Adviser; (3) the costs of providing services to the Company; (4) the profitability of the relationship between the Company and the Adviser; (5) comparative information on fees and expenses borne by other comparable registered investment companies or business development companies and, as applicable, other advised accounts; (6) comparative registered investment companies’ or business development companies’ performance and other competitive factors and, as applicable, those of other advised accounts; (7) the extent to which economies of scale would be realized as the Company grows; (8) whether fee levels reflect these economies of scale for the benefit of the Company’s investors; and (9) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement. The Board reviewed the most recent Form ADV for the Adviser, information about the background and experience of the staff and personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Company, including their experience in managing portfolios of collateralized loan obligation (“CLO”) securities and the CLO industry knowledge of the Adviser’s senior investment team. The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional employees. In this regard, the Board considered information regarding the Adviser’s compensation program, which is designed to align the employees’ interests with the long-term success of the Adviser’s clients, including the Company. In addition, the Board reviewed the financial stability, investment and risk management programs and legal and compliance programs of the Adviser.

The Board then reviewed and considered the Company’s performance results in terms of both (1) changes in the net asset value of the Company and (2) total returns to stockholders, each during (a) the 2015 calendar year, (b) the 2016 calendar year and (c) the period from the Company’s initial public offering through the end of the 2016 calendar year, and considered such performance in light of the Company’s investment objective, strategies and risks. The Board also considered and discussed at length these results in comparison to the performance results for various relevant periods of (1) a comparable account managed by the Adviser (“Comparable Account”), (2) one publicly listed registered investment company that has an investment strategy that is directly comparable to the Company (“Peer Fund”), and (3) other registered investment companies and business development companies that either invest a portion of their assets in CLO equity or junior debt securities or have similar underlying assets to the underlying assets of the CLO securities held by the Company (“Other Peer Companies”).

The Board noted the Adviser’s explanation that the relative performance of the Company and the Comparable Account was affected by the Company’s higher use of leverage, which magnified the effects of unrealized gains and losses (as applicable) incurred during the relevant periods. With respect to the Company’s performance as compared to the Peer Fund on both a net asset value basis and total return basis, the Board considered the Adviser’s explanation that more recent relative performance

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was affected by the Company’s higher relative distribution rate and higher levels of leverage of the Peer Fund compared to the Company as well as movements in market prices for CLO equity securities during the period.

While the Company’s relative performance with respect to the Other Peer Companies was mixed, the Board noted that such comparisons were not as meaningful, as the investment strategies and portfolios of the Other Peer Companies are materially different than those of the Company.

Based on a review of the above information, together with the factors referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Company as of the most recent quarter. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Company with those of the Peer Fund and the Other Peer Companies for the most recent quarter (on an annualized basis).

The Board noted that the Company’s base management fee rate was lower than, the Company’s incentive fee rate was the same as, and the Company’s incentive fee hurdle was higher than, those of the Peer Fund, and that the Company’s total expense ratio was lower than that of the Peer Fund. The Board also noted that, while there were certain differences among the fee structures of the Company and each of the Other Peer Companies, the Company’s advisory fee rates generally were comparable to those paid by each of the Other Peer Companies with (1) both management and incentive fee components to their investment adviser’s compensation and (2) a portion of their assets invested in CLO equity or junior debt securities. In reviewing such information, the Board noted that the Company’s investment strategy is notably different from that pursued by the Other Peer Companies and requires a different set of skills to implement. The Board also noted that the Company’s total expense ratio (as a percentage of the total investments) was higher than all but two of the Other Peer Companies. The Board further took into consideration the fact that, of the Other Peer Companies with lower total expense ratios, each was either internally managed or otherwise did not pay incentive compensation under its investment advisory agreement. The Board additionally considered that the comparisons of the advisory fee rates and total expense ratios to the Other Peer Companies were not as meaningful, as the investment strategies and portfolios are materially different than those of the Company.

The Board also compared the advisory fee rates paid by each of the Company and the Comparable Account managed by the Adviser. The Board noted the differences in the fee structures and that the differences could cause the Company to pay a higher effective advisory fee rate than the Comparable Account in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different types of investment vehicles, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Company’s portfolio and the costs associated with operating as an investment adviser for a registered investment company.

In considering the advisory fee rates, the Board also discussed the Company’s use of leverage, including the issuance of preferred stock and debt securities. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Company and its stockholders, the use of leverage has the potential to increase the Adviser’s incentive fee and therefore may create a conflict of interest with the Company’s stockholders.

Based on its review, the Board concluded that each of the Company’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Company and other factors considered.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company. The Board concluded that, in light of the costs of providing investment advisory services to the Company, the Adviser’s profitability was not excessive.

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Economies of Scale

The Board considered information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Company. The Board considered that (1) based on the complexity and time required to manage the types of CLO securities in which the Company invests, the costs associated with managing a larger portfolio of CLO securities would be expected to require and had required additional investment resources, including personnel, and (2) such securities are generally acquired and disposed of in transactions which require considerable resources, particularly when acquired in the primary market. Based on the foregoing, the Board concluded that the opportunity of the Company to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Company’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Advisory Agreement was fair and reasonable in light of the services to be provided to the Company by the Adviser and other factors considered.

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The SEC’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com.

Proxy Information

The Company has delegated its proxy voting responsibility to Eagle Point. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2017 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the six-month period ended May 30, 2017, the Company recorded distributions on our common stock equal to $1.40 per share or $23.4 million.

Privacy Information

The Company is committed to protecting your privacy. This privacy notice explains privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders.

The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that comply with federal standards.

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The Company’s goal is to limit the collection and use of information about you. When you purchase shares of the Company’s common stock, the transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that the Company can send you annual and semiannual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Company does not share such information with any non-affiliated third party except as described below:

•	It is the Company’s policy that only authorized employees of its investment adviser, Eagle Point Credit Management LLC, and its affiliates who need to know your personal information will have access to it.

•	The Company may disclose stockholder-related information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it.

If required by law, the Company may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

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